Derivatives and hedge accounting - Gross carrying value of derivatives used for net investment hedging (Details) - - Derivatives - -  hedges of net investments in foreign operations - – FX forwards and Cross currency swaps - EUR (€)
€ in Millions
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of detailed information about hedging instruments [line items]
Hedging instrument, assets	€ 68	€ 82
Hedging instrument, liabilities	€ 74	€ 117